UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                         DOMINI SOCIAL INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

-----------------------------------------------------------------------------------------------------------------------------------
                                           Internet Proxy Voting Service

-----------------------------------------------------------------------------------------------------------------------------------

                                                    -------------------------
Please Enter Control Number from Your Proxy Card:
                                                    -------------------------

          Check here [ ] to vote the proposal as the Board recommends, then click the VOTE button below.
                                      -OR-
          To vote the proposal separately, click the VOTE button only.
                                      VOTE

                                                                                                     proxyweb.com is a service of:
                                          ----------------------------------------------------------     MIS, an ADP company
            Domini                                    THREE EASY WAYS TO VOTE YOUR PROXY             ------------------------------
     -------------------                                                                             Full service proxy specialists
     SOCIAL INVESTMENTS(R)                Read the Proxy Statement and have the proxy card at hand
P.O. Box 9785, Providence, RI 02940-9785  TELEPHONE: Call 1-800-490-4983 and follow the simple instructions.
                                           INTERNET: Go to www.proxyweb.com/domini and follow the
                                                     online directions.
                                               MAIL: Vote, sign, date, and return your proxy by mail
                                           If you vote by Telephones or on the internet. do not mail
                                           you proxy.
                                         -----------------------------------------------------------

                     -----------------
999 999 999 999 99    CONTROL NUMBER
                     -----------------
                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
DOMINI SOCIAL BOND FUND                        To be held Tuesday, June 28, 2005

The undersigned, revoking prior proxies, hereby appoints Amy L. Domini, Adam          This site is best viewed using Netscape
Kanzer, This site is best viewed using Carole M. Lable and Steven D. Lydenberg,   version 4.7 or Internet Explorer version 5.0 or
and each of them proxies with special powers Netscape version 4.7 or Internet    higher and using a display resolution of 800 X 600
Explorer of substitution to vote for the undersigned at the Special Meeting of
Shareholders of version 5.0 or Domini Social Bond Fund on June 28, 2005, as set
forth on the reverse side of this higher and using a display resolution of 800 proxy card, or at any adjournment thereof, upon the following matter, as described in X 600. the Notice of Special Meeting and accompanying Proxy
Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein             VeriSign
by the (VeriSign undersigned shareholders. Proposal 1 has been proposed by the              Secured
Board of Trustees of Secured the Fund. If no direction is given as to Proposal                    VERIFY
1, this proxy will be voted "FOR" VERIFY Proposal 1. The proxy will be voted in accordance with the holder's best judgment as to any other matters.


                                          Date:___________________, 2005


                          -----------------------------------------------------

                          -----------------------------------------------------
                          Signature(s)/Title(s) (if required) (Sign in the Box)

                          Note: Please sign exactly as your name appears hence.
                          If shares were held jointly each holder should sign.
                          Corporate practices should be signed by an authorized officer. Trustees and other fiduciaries should indicate the capacity in which they signed and where more than one name appears, a majority must sign.


(C)2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.





Domini                                      Internet Proxy Voting Service
--------------------------------                  Proxy Voting Form
SOCIAL INVESTMENTS (R)                       Domini Social Investments
                                               Domini Social Bond Fund


The Board of Trustees of the Fund recommends that you vote in favor of Proposal
1.


Proposal 1.  To approve a Submanagement Agreement for the Fund    O FOR O AGAINST O ABSTAIN
             between Seix Advisors, the fixed income division of
             Trusco Capital Management, Inc., and Domini Social
             Investments LLC.


-------------------------------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

-------------------------------------------------------------------------------------------------------

          To receive an optional email confirmation, enter your email address here: ___________________

                       Please review your selections carefully before voting.
 If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                            Press this button to Submit your Proxy Vote.


(C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
   The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.






         Domini                                 Internet Proxy Voting Service
-------------------------------                       Proxy Voting Form
Social Investments(R)                              Domini Social Investments
-------------------------------                     Domini Social Bond Fund


-------------------------------------------------------------------------------------------------------
                                           Thank you! Your vote has been submitted.
-------------------------------------------------------------------------------------------------------

            The Board of Trustees of the Fund recommends that you vote in favor of Proposal 1.

Proposal 1.  To approve a Submanagement Agreement for the Fund between FOR
             Seix Advisors, the fixedincome division of Trusco Capital
             Management, Inc., and Domini Social Investments LLC.
                             Please refer to the proxy statement for discussion of this matter.

-------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------
     Change Vote                Printer Friendly Confirmation                Vote Another Proxy
   ----------------------------------------------------------------------------------------------
                              Exit Internet Proxy Voting Service
   ----------------------------------------------------------------------------------------------

(C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
   The ADP logo is a registered trademark of ADP of North America, Inc. Terms and Conditions. Privacy Statement.
